UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐        Preliminary Proxy Statement

☐        Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐        Definitive Proxy Statement

☒        Definitive Additional Materials

☐        Soliciting Material Pursuant to § 240.14a-12

BlackRock Bond Fund, Inc.

BlackRock Funds V

BlackRock Long-Horizon Equity Fund

BlackRock Strategic Global Bond Fund, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒    No fee required.

☐    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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☐    Fee paid previously with preliminary materials.

☐    Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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URGENT NOTICE VOTING NOW HELPS LOWER OVERALL PROXY COSTS AND ELIMINATES FURTHER MAILINGS AND PHONE CALLS!

BlackRock Total Return Fund	BlackRock Strategic Income Opportunities Portfolio
BlackRock GNMA Portfolio	BlackRock Long-Horizon Equity Fund
BlackRock Inflation Protected Bond Portfolio	BlackRock Strategic Global Bond Fund, Inc.

Dear Shareholder:

We previously sent to you proxy materials for the Joint Special Shareholder Meeting (the “Meeting”) of each of the funds listed above (collectively, the “Funds” and each, a “Fund”). The Funds require a higher level of shareholder participation in order to complete the shareholder meeting objectives therefore, the Meeting has been adjourned to November 19, 2021, to be held in a virtual meeting format at 3:30 p.m. (Eastern Time) in order to seek support from you.

As you may recall from previous mailings, each Funds Board of Directors/Trustees (the “Board”) recommends APPROVAL of the applicable proposals to your Fund(s). The Board continues to believe that the proposals for the Funds will offer a number of benefits to the Funds and, ultimately to you, as a shareholder of the Funds.

Your vote is very important -- please vote your proxy TODAY by:

1. Vote Online	2. Vote by Phone	3. Vote by Mail

by logging onto the website listed on the enclosed proxy card or voting instruction form and following the instructions	by calling the toll-free number on the enclosed proxy card or voting instruction form and following the instructions	by completing and returning your executed proxy card or voting instruction form in the postage paid envelope provided

We greatly appreciate your time and your investment in the BlackRock Mutual Funds.

The proxy materials contain important information; please read them carefully. Copies of the Proxy Statement are available for free on the Securities and Exchange Commission’s website at www.sec.gov or by visiting WWW.PROXY-DIRECT.COM/BLK-32307 or by calling Computershare Fund Services, the Funds’ proxy solicitor toll free at 1-866-650-3710.

If you have any questions concerning the proposals or would like to cast your vote with a live proxy voting specialist, please feel free to contact Computershare Fund Services, toll free at 1-855-650-3710.

Once your vote has been recorded by your Fund(s), your contact information will promptly be removed from the mailing and call list.

Vote Now! Your Investment! Your Vote!

BLK_FDS_ADJ2